Simplify Managed Futures Strategy ETF

CTA

a series of Simplify Exchange Traded Funds

Supplement dated March 3, 2022 to the Statement of Additional Information dated January 28, 2022

Effective March 3, 2022, the disclosure following the paragraph heading “Timing of Submission of Purchase Orders” in the Fund’s Statement of Additional Information is replaced in its entirety with the following:

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 12:59 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+2”).

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This Supplement dated March 3, 2022 to the Statement of Additional Information dated January 28, 2022, provides relevant information for all shareholders and should be retained for future reference. The Prospectus, and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.